                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 29, 2005

      L-3 COMMUNICATIONS TITAN CORPORATION (F/K/A "THE TITAN CORPORATION")
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   DELAWARE                        1-6035                       95-2588754
--------------               -----------------              ------------------
(State or other              (Commission File              (IRS Employer
jurisdiction of                 Number)                     Identification No.)
incorporation)

                             3033 SCIENCE PARK DRIVE
                        SAN DIEGO, CALIFORNIA 92121-1199
                        --------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (858) 552-9500
                                                           --------------

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         As previously reported, on June 2, 2005, L-3 Communications Titan
Corporation (f/k/a "The Titan Corporation") ("Titan") entered into an Agreement and Plan of Merger, dated as of June 2, 2005, with L-3 Communications
Corporation ("L-3 Communications") and L-3 Communications' wholly-owned subsidiary Saturn VI Acquisition Corp., pursuant to which L-3 Communications agreed to acquire all of Titan's outstanding shares of common stock for $23.10 per share in cash, without interest (less applicable withholding taxes), as described in the Current Report on Form 8-K filed by L-3 Communications with the
Securities and Exchange Commission ("SEC") on June 3, 2005. L-3 Communications
completed the acquisition of Titan on July 29, 2005. A copy of the press release announcing the completion of the acquisition is incorporated by reference from the Current Report on Form 8-K filed by L-3 Communications with the SEC on
August 2, 2005.

         In addition, as a condition to L-3 Communications completing the acquisition of Titan, counsel for Titan entered into two stipulations of settlement with counsel for plaintiffs with respect to various actions, including securities and holders putative class actions and derivative actions, brought against Titan and certain of its officers and directors in federal and state courts arising out of, among other things, violations of the Foreign
Corrupt Practices Act and Titan's failed attempted merger with the Lockheed
Martin Corporation. L-3 Communications was named as a defendant in one of these actions that sought to enjoin the Titan merger with L-3 Communications. L-3 is a party to the stipulation of settlement with respect to that action. All of the parties to these actions have executed stipulations of settlement and filed them with the appropriate courts following completion of confirmatory discovery, including the review by plaintiffs' counsel of certain Titan and L-3
Communications documents and the taking of several depositions. The settlements remain subject to court approval. If the settlements are not approved by the court, Titan, certain of its former officers and directors, and L-3
Communications would have to defend the underlying lawsuits.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)  Exhibits:

                  99.1 Press Release, dated July 29, 2005, of L-3 Communications
Corporation (incorporated by reference from the Current Report on Form 8-K filed by L-3 Communications Corporation with the SEC on August 2, 2005).

         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     L-3 COMMUNICATIONS TITAN CORPORATION

                                     By      /s/ CHRISTOPHER C. CAMBRIA
                                         ---------------------------------------
                                         Name: Christopher C. Cambria
                                         Title:  Vice President, Secretary

Date:  August 3, 2005

                                  EXHIBIT INDEX

Exhibit:
--------

99.1      Press Release, dated July 29, 2005, of L-3 Communications Corporation
          (incorporated by reference from the Current Report on Form 8-K filed by L-3 Communications Corporation with the SEC on August 2, 2005).

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